EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Concierge Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2008 (the “Report”), I, David W. Neibert, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)

The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78o(d)); and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2008

/s/ David W. Neibert
David W. Neibert
Chief Executive Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.